Earnings per unit and cash distributions (Tables)	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Calculations of basic and diluted earnings per unit
The calculations of basic and diluted earnings per unit are presented below.

(In US$ millions,except per unit amounts)	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013

Net income allocated to:
Common unitholders	$26.1	$12.9	$51.0	$24.6
Subordinated unitholders	5.1	8.6	—	16.4
Seadrill Member Interest (1)	—	24.2	—	35.9
Net income attributable to Seadrill Partners LLC owners	$31.2	$45.7	$51.0	$76.9

Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	59,627	24,815	53,156	24,815
Subordinated unitholders	16,543	16,543	16,543	16,543

Earnings per unit (basic and diluted):
Common unitholders	$0.44	$0.52	$0.96	$0.99
Subordinated unitholders	$0.31	$0.52	$0.00	$0.99

Cash distributions declared and paid in the period per unit (2):	$0.5075	$0.3875	$0.9525	$0.6781

Subsequent event: On August 12, 2014, the Company paid a distribution of $0.5425 per unit relating to the three months ended June 30, 2014.

(1)
Pre-acquisition net income from entities acquired from Seadrill in common control transactions during 2013 has been allocated to the Seadrill member interest. The Seadrill member interest, and its rights to the incentive distribution rights, is owned by the predecessor owner of acquired entities, Seadrill Limited. Included within the amount allocated to the Seadrill member interest in the three months ended June 30, 2013 was $0.6 million ($0.9 million for the six months ended June 30, 2013) allocated to the incentive distribution rights.

(2)	Refers to cash distribution declared and paid during the period.

(3)	Refers to cash distribution declared and paid subsequent to the period end.